(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2001


Merrill Lynch
Global Bond Fund
For Investment and
Retirement


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Global Bond Fund
For Investment and Retirement
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION


Type of Issues*
As of December 31, 2001


                                        Percent of
Type of Issues*                         Net Assets

Sovereign Government Obligations           42.7%
Banks                                      19.8
US Government & Agency Obligations         26.3
Supranational                               9.9



Geographical Diversification*
As of December 31, 2001

                                        Percent of
Countries                               Net Assets

Germany                                    25.5%
Sweden                                      1.3
Denmark                                     4.5
Netherlands                                 4.6
United Kingdom                              7.4
Italy                                       5.1
France                                      8.9
Austria                                     3.6
Canada                                      3.8
Japan                                       7.7
United States                              26.3



Maturity of Investments*
As of December 31, 2001

                                        Percent of
Maturity of Investments*                Net Assets

1 yr - 5 yrs                               49.50%
5 yrs - 10 yrs                             39.68
10 yrs+                                    14.55


*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended December 31, 2001, the Fund's Class A,
Class B, Class C and Class D Shares had total returns of -3.78%, -4.53%, -4.59% and -4.02%, respectively, compared with a total return of -0.80% for the unmanaged J.P. Morgan Global Government Bond Index for the same period. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) Until November, the Fund's overweighted position in dollar bloc bonds positively contributed to portfolio performance. However, despite reducing the position, a market sell-off and volatility later in the period offset many of these gains. Concerns over supply kept the pressure on Japanese bonds, but during the year yields fell slightly, which was a slight detriment to performance, as the portfolio remained underweighted throughout the year. The benefit from our overweighted position in European duration bonds did not come until later in 2001, as investors reacted to worsening economic data. However, once again, the market sold off sharply in the last two months of the period. In summary, the portfolio has been subject to market volatility in a time when fixed-income funds should have been benefiting from positive performing markets.

During the fiscal year, the yen, on balance, weakened. With the exception of some tactical trades, the Fund's underweighted exposure to the yen helped performance, as was the underweighted exposure to the euro in the first half of the year.


Market Review
The year was characterized by continuing weakening in economies globally. Although this type of environment typically is positive for bond holders, most of the major bond markets performed poorly in spring 2001. This was mainly because of inflationary concerns raised by the rapid pace of monetary policy easing by the Federal Reserve Board and special factors such as rising energy and food prices. Toward late summer,it became apparent that the expected recovery inthe United States would be pushed further back, and inflation fears abated. These developments led to a bond rally lasting from July to November. At the same time, yield curves steepened in most major markets, because of a general easing of monetary policy.

In the United States, the Federal Reserve Board cut rates by 475 basis points (4.75%) during 2001 in order to provide liquidity to a slowing economy. Although there were a few positive indicators that surprised investors in the first part of the year, the economy failed to show any consistent signs of an early recovery. Expectations of easier monetary policy, combined with poor equity market performance and declining inflation pressure, supported bond prices for most of the summer. In September, terrorist attacks led to a massive flight to quality and rapid steepening of the yield curve. Yields on long-dated US Treasury issues rose amid concerns that additional expense and aid packages would result in the cancellation of the buyback program and even increased issuance. The announcement of the suspension of sales of 30-year US Treasury issues surprised investors at the end of October and led to a sharp rally in the long bond. However, prices returned to their pre-announcement levels in the second half of November, as there was a general sell-off in the bond market.

Europe also faced falling interest rates in 2001, although the European Central Bank was much less proactive than the US Federal Reserve Board. The short end of the curve benefited throughout the year from expectations of further monetary policy easing. Longer-dated bonds were adversely affected by inflationary concerns early in the year, but performed well in the summer as it became clear that price pressures had been overestimated.

In the United Kingdom, gilts started off the period well, but yields started to rise in March after the proposal to end the Minimum Funding Requirement reduced the attraction of long-dated gilts. Short-term yields fell steadily over the period as the Market Performance Committee implemented a series of interest rate cuts, taking the base rate to its lowest level in 40 years. In September, the gilts market reacted sharply to the events in the United States with the yield curve disinverting.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


Continuing economic weakness supported Japanese bonds well until June 2001. In February, Standard & Poor's issued a credit downgrade, but this had little effect on the bond rally. In March, the Bank of Japan reacted to the deteriorating state of the economy with an effective return to zero interest rate policy. The election of Prime Minister Koizumi bolstered bond prices, which were also supported by the proposal to limit debt issuance in coming years. The bond market was put under more pressure with the announcement of a supplementary budget in the autumn. At the end of November, Fitch downgraded Japan's sovereign debt from AA+ to AA and Moody's Investors Service and Standard & Poor's downgraded the debt by the same amount soon after.


Bond Market Outlook
The economic outlook in Western economies looks better for 2002 than it was in 2001. We believe equity returns should pick up, albeit slowly, and for the first time in two years bonds look set to underperform equities. We expect that high-quality, non-benchmark bonds will continue to make up a significant part of returns in aggregate portfolios, and spreads should narrow over the year. Significant risks in the credit system were emphasized in 2001 by high profile defaults, such as Enron Corporation in the United States and Railtrack Group in the United Kingdom.

The US economic recovery is likely to be slow and will probably not start in earnest until at least the second quarter, in our opinion. In Europe the outlook looks slightly worse with data likely to continue to deteriorate for some months yet. This should help to prolong the bond rally for a little while. The British economy should continue to surge ahead of that in the United States and Europe, and the gilts market is likely to underperform in 2002. The outlook in Japan remains poor, as the economy struggles to escape from yet another recession. Overall, bond markets are likely to post lower returns this year than last, although the first few months of the year should see a continuation of the 2001 bond market rally.

The yen is likely to weaken further over the coming year, although not necessarily in a straight line. Official Japanese policy continues to tolerate a weaker yen as part of a bigger plan for economic recovery. However, there may be some yen strength in the first quarter of the year, reflecting repatriation flows at the end of the financial year.


In Conclusion
We thank you for your investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Gareth Fielding)
Gareth Fielding
Senior Vice President and
Portfolio Manager



February 7, 2002



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return


                                 % Return Without    % Return With
                                   Sales Charge      Sales Charge**
Class A Shares*

One Year Ended 12/31/01                  -3.78%           -7.63%
Five Years Ended 12/31/01                +0.19            -0.63
Ten Years Ended 12/31/01                 +3.48            +3.06

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                      % Return          % Return
                                     Without CDSC     With CDSC**
Class B Shares*

One Year Ended 12/31/01                  -4.53%           -8.28%
Five Years Ended 12/31/01                -0.59            -0.59
Ten Years Ended 12/31/01                 +2.68            +2.68

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                      % Return          % Return
                                     Without CDSC     With CDSC**
Class C Shares*

One Year Ended 12/31/01                  -4.59%           -5.52%
Five Years Ended 12/31/01                -0.65            -0.65
Inception (10/21/94) through 12/31/01    +1.69            +1.69

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                   % Return Without  % Return With
                                     Sales Charge    Sales Charge**
Class D Shares*

One Year Ended 12/31/01                  -4.02%           -7.86%
Five Years Ended 12/31/01                -0.04            -0.86
Inception (10/21/94) through 12/31/01    +2.30            +1.72

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Global Bond Fund++ Class A and Class B Shares compared to a similar investment in JP Morgan Global Government Bond Index++++.
Values illustrated are as follow:


ML Global Bond Fund++
Class A Shares*

Date                            Value

December 1991                 $ 9,600.00
December 1992                 $10,352.00
December 1993                 $11,719.00
December 1994                 $11,099.00
December 1995                 $12,585.00
December 1996                 $13,393.00
December 1997                 $13,552.00
December 1998                 $15,177.00
December 1999                 $13,975.00
December 2000                 $14,048.00
December 2001                 $13,517.00


ML Global Bond Fund++
Class B Shares*

Date                            Value

December 1991                 $10,000.00
December 1992                 $10,691.00
December 1993                 $12,012.00
December 1994                 $11,290.00
December 1995                 $12,704.00
December 1996                 $13,415.00
December 1997                 $13,470.00
December 1998                 $14,969.00
December 1999                 $13,692.00
December 2000                 $13,640.00
December 2001                 $13,022.00


JP Morgan Global Government Bond Index++++

Date                            Value

December 1991                 $10,000.00
December 1992                 $10,456.00
December 1993                 $11,738.00
December 1994                 $11,888.00
December 1995                 $14,184.00
December 1996                 $14,808.00
December 1997                 $15,016.00
December 1998                 $17,316.00
December 1999                 $16,436.00
December 2000                 $16,821.00
December 2001                 $16,686.00


A line graph illustrating the growth of a $10,000 investment in ML Global Bond Fund++ Class C and Class D Shares compared to a similar investment in JP Morgan Global Government Bond Index++++.
Values illustrated are as follow:


ML Global Bond Fund++
Class C Shares*

Date                            Value

10/21/1994                    $10,000.00
December 1994                 $ 9,827.00
December 1995                 $11,049.00
December 1996                 $11,658.00
December 1997                 $11,696.00
December 1998                 $12,991.00
December 1999                 $11,862.00
December 2000                 $11,824.00
December 2001                 $11,281.00


ML Global Bond Fund++
Class D Shares*

Date                            Value

10/21/1994                    $ 9,600.00
December 1994                 $ 9,445.00
December 1995                 $10,683.00
December 1996                 $11,329.00
December 1997                 $11,435.00
December 1998                 $12,789.00
December 1999                 $11,747.00
December 2000                 $11,779.00
December 2001                 $11,305.00


JP Morgan Global Government Bond Index++++

Date                            Value

10/21/1994                    $10,000.00
December 1994                 $ 9,897.00
December 1995                 $11,809.00
December 1996                 $12,328.00
December 1997                 $12,501.00
December 1998                 $14,415.00
December 1999                 $13,683.00
December 2000                 $14,003.00
December 2001                 $13,891.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Bond Fund for Investment and Retirement invests in a global portfolio of debt instruments denominated in various currencies and multinational currency units.
++++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                                       Ten-Year/
                                         6-Month        12-Month    Since Inception      Standardized
As of December 31, 2001                Total Return   Total Return    Total Return       30-Day Yield
ML Global Bond Fund Class A Shares         +2.18%         -3.78%         +40.82%            2.07%
ML Global Bond Fund Class B Shares         +1.77          -4.53          +30.22             1.34
ML Global Bond Fund Class C Shares         +1.75          -4.59          +12.82             1.30
ML Global Bond Fund Class D Shares         +2.05          -4.02          +17.75             1.82

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


SCHEDULE OF INVESTMENTS

                     Face                                                   Interest     Maturity                Percent of
                     Amount              Long-Term Obligations                Rate         Date        Value     Net Assets
Austria

Banks          YEN 260,000,000  Oesterreich Kontrollbank                     1.80 %     3/22/2010   $  2,101,917     3.6%

                                Total Investments in Austria (Cost--$2,306,760)                        2,101,917     3.6


Canada

Sovereign         C$   910,000  Government of Canada                         8.00       6/01/2023        723,018     1.2
Government
Obligations

Supranational        2,275,000  Inter-American Development Bank              7.25      11/03/2003      1,522,585     2.6

                                Total Investments in Canada (Cost--$2,293,478)                         2,245,603     3.8


Denmark

Banks          YEN 330,000,000  Deutsche Ausgleichsbank                      1.85       9/20/2010      2,665,441     4.5

                                Total Investments in Denmark (Cost--$2,926,439)                        2,665,441     4.5


France

Sovereign        E   1,200,000  French OAT                                   5.25       4/25/2008      1,097,622     1.9
Government           4,500,000  French OAT                                   5.50       4/25/2010      4,147,286     7.0
Obligations

                                Total Investments in France (Cost--$5,424,505)                         5,244,908     8.9


Germany

Banks            E   1,400,000  Depfa Pfandbriefbank                         5.00       2/03/2005      1,273,638     2.2
                     6,525,000  Eurohypo AG                                  4.00       2/01/2007      5,631,689     9.5

Sovereign            4,300,000  Bundesobligation                             5.00       5/20/2005      3,927,444     6.6
Government           2,650,000  Bundesrepublik Deutschland                   5.375      1/04/2010      2,414,283     4.1
Obligations          1,010,000  Bundesrepublik Deutschland                   4.75       7/04/2028        813,327     1.4
                     1,014,000  Bundesrepublik Deutschland                   6.25       1/04/2030      1,007,043     1.7

                                Total Investments in Germany (Cost--$15,387,845)                      15,067,424    25.5


Italy

Sovereign    YEN   355,000,000  Republic of Italy                            3.75       6/08/2005      3,024,900     5.1
Government
Obligations

                                Total Investments in Italy (Cost--$3,311,695)                          3,024,900     5.1


Japan
Sovereign    YEN   300,000,000  Kingdom of Spain                             4.75       3/14/2005      2,614,420     4.4
Government
Obligations

Supranational      230,000,000  Asian Development Bank                       3.125      6/29/2005      1,924,635     3.3

                                Total Investments in Japan (Cost--$5,199,451)                          4,539,055     7.7



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


SCHEDULE OF INVESTMENTS (concluded)

                     Face                                                   Interest     Maturity                Percent of
                     Amount              Long-Term Obligations                Rate         Date        Value     Net Assets

Netherlands

Sovereign       E    2,750,000  Netherlands Government Bond                  7.75 %     3/01/2005   $  2,709,706     4.6%
Government
Obligations

                                Total Investments in the Netherlands (Cost--$2,640,238)                2,709,706     4.6


Sweden

Sovereign      SEK   8,800,000  Swedish Government Bond                      3.50       4/20/2006        793,346     1.3
Government
Obligations

                                Total Investments in Sweden (Cost--$824,485)                             793,346     1.3


United Kingdom

Sovereign       P    1,250,000  United Kingdom Gilt                          7.50      12/07/2006      2,004,450     3.4
Government
Obligations

Supranational        1,500,000  European Investment Bank                     7.625     12/07/2006      2,391,245     4.0

                                Total Investments in the United Kingdom (Cost--$4,224,026)             4,395,695     7.4


United States

US              US$  1,280,000  Fannie Mae                                   7.00       7/15/2005      1,387,597     2.4
Government &         2,111,000  Fannie Mae                                   7.125      6/15/2010      2,314,838     3.9
Agency               1,360,000  Fannie Mae                                   7.25       5/15/2030      1,532,122     2.6
Obligations            900,000  US Treasury Bonds                            8.00      11/15/2021      1,139,346     1.9
                     2,000,000  US Treasury Bonds                            5.25      11/15/2028      1,867,820     3.2
                       710,000  US Treasury Bonds                            6.25       5/15/2030        768,355     1.3
                     4,000,000  US Treasury Notes                            3.00      11/30/2003      4,003,120     6.8
                     1,700,000  US Treasury Notes                            3.50      11/15/2006      1,638,375     2.8
                       850,000  US Treasury Notes                            5.00       2/15/2011        846,812     1.4

                                Total Investments in the United States (Cost--$15,194,347)            15,498,385    26.3

                                Total Investments in Long-Term Obligations (Cost--$59,733,269)        58,286,380    98.7

Total Investments (Cost--$59,733,269)                                                                 58,286,380    98.7
Unrealized Depreciation on Forward Foreign Exchange Contracts--Net*                                     (40,317)    (0.0)
Other Assets Less Liabilities                                                                            785,848     1.3
                                                                                                    ------------  -------
Net Assets                                                                                          $ 59,031,911   100.0%
                                                                                                    ============  =======


*Forward foreign exchange contracts as of December 31, 2001 were as follows:

Foreign              Expiration              Unrealized
Currency Sold           Date                Appreciation

C$       950,000    February 2002           $     11,018
E      3,000,000    February 2002                 35,490
P         750,000    February 2002                 1,181
                                            ------------
Total (US$ Commitment--$4,399,503)          $     47,689
                                            ============



Foreign              Expiration              Unrealized
Currency Purchased      Date                Depreciation

Dkr    6,500,000    February 2002           $    (9,262)
YEN  417,000,000    February 2002               (78,744)
                                            ------------
Total (US$ Commitment--$4,051,820)          $   (88,006)
                                            ------------

Total Unrealized Depreciation on Forward
Foreign Exchange Contracts--Net             $   (40,317)
                                            ============

See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of December 31, 2001

Assets:         Investments, at value (identified cost--$59,733,269)                                        $    58,286,380
                Foreign cash                                                                                         26,947
                Receivables:
                   Securities sold                                                      $     5,384,957
                   Interest                                                                   1,329,867
                   Beneficial interest sold                                                      11,921           6,726,745
                                                                                        ---------------
                Prepaid registration fees and other assets                                                           90,540
                                                                                                            ---------------
                Total assets                                                                                     65,130,612
                                                                                                            ---------------

Liabilities:    Unrealized depreciation on forward foreign exchange contracts                                        40,317
                Payables:
                   Securities purchased                                                       3,999,526
                   Custodian bank                                                             1,566,724
                   Beneficial interest redeemed                                                 308,886
                   Dividends to shareholders                                                     42,125
                   Investment adviser                                                            29,912
                   Distributor                                                                   21,068           5,968,241
                                                                                        ---------------
                Accrued expenses and other liabilities                                                               90,143
                                                                                                            ---------------
                Total liabilities                                                                                 6,098,701
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $    59,031,911
                                                                                                            ===============

Net Assets      Class A Shares of beneficial interest, $.10 par value,
Consist of:     unlimited number of shares authorized                                                       $       115,873
                Class B Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                                               317,350
                Class C Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                                                 7,432
                Class D Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                                               335,327
                Paid-in capital in excess of par                                                                100,753,531
                Accumulated investment loss--net                                        $     (316,306)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                 (40,673,103)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                           (1,508,193)
                                                                                        ---------------
                Total accumulated losses--net                                                                  (42,497,602)
                                                                                                            ---------------
                Net assets                                                                                  $    59,031,911
                                                                                                            ===============

Net Asset       Class A--Based on net assets of $8,814,749 and 1,158,732
Value:                   shares of beneficial interest outstanding                                          $          7.61
                                                                                                            ===============
                Class B--Based on net assets of $24,148,094 and 3,173,504
                         shares of beneficial interest outstanding                                          $          7.61
                                                                                                            ===============
                Class C--Based on net assets of $565,266 and 74,319
                         shares of beneficial interest outstanding                                          $          7.61
                                                                                                            ===============
                Class D--Based on net assets of $25,503,802 and 3,353,273
                         shares of beneficial interest outstanding                                          $          7.61
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


FINANCIAL INFORMATION (continued)


Statement of Operations for the Year Ended December 31, 2001

Investment      Interest                                                                                    $     2,858,438
Income:

Expenses:       Investment advisory fees                                                $       409,837
                Account maintenance and distribution fees--Class B                              229,136
                Professional fees                                                               115,175
                Accounting services                                                              94,391
                Transfer agent fees--Class B                                                     84,021
                Account maintenance fees--Class D                                                67,419
                Transfer agent fees--Class D                                                     64,963
                Printing and shareholder reports                                                 50,881
                Registration fees                                                                43,962
                Trustees' fees and expenses                                                      36,144
                Transfer agent fees--Class A                                                     24,557
                Custodian fees                                                                   21,874
                Account maintenance and distribution fees--Class C                                4,224
                Pricing services                                                                  2,889
                Transfer agent fees--Class C                                                      1,514
                Other                                                                            14,693
                                                                                        ---------------
                Total expenses                                                                                    1,265,680
                                                                                                            ---------------
                Investment income--net                                                                            1,592,758
                                                                                                            ---------------

Realized &      Realized gain (loss) on:
Unrealized         Investments--net                                                             470,290
Gain (Loss) on     Foreign currency transactions--net                                       (6,122,768)         (5,652,478)
Investments &                                                                           ---------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                           1,193,004
Transactions    Foreign currency transactions--net                                            (143,153)           1,049,851
--Net:                                                                                  ---------------     ---------------
                Net Decrease in Net Assets Resulting from Operations                                        $   (3,009,869)
                                                                                                            ===============



See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets


                                                                                                 For the Year Ended
                                                                                                    December 31,
Increase (Decrease) in Net Assets:                                                           2001                 2000
Operations:     Investment income--net                                                  $     1,592,758     $     3,731,999
                Realized loss on investments and foreign currency
                transactions--net                                                           (5,652,478)         (7,763,652)
                Change in unrealized appreciation/depreciation on
                investments and foreign currency transactions--net                            1,049,851           2,983,139
                                                                                        ---------------     ---------------
                Net decrease in net assets resulting from operations                        (3,009,869)         (1,048,514)
                                                                                        ---------------     ---------------

Dividends to    Return of capital--net:
Shareholders:      Class A                                                                    (283,999)           (639,366)
                   Class B                                                                    (611,668)         (1,792,439)
                   Class C                                                                      (9,896)            (21,251)
                   Class D                                                                    (675,162)         (1,278,943)
                                                                                        ---------------     ---------------
                Net decrease in net assets resulting from dividends to
                shareholders                                                                (1,580,725)         (3,731,999)
                                                                                        ---------------     ---------------

Beneficial      Net decrease in net assets derived from beneficial
Interest        interest transactions                                                      (14,908,274)        (31,966,031)
Transactions:                                                                           ---------------     ---------------

Net Assets:     Total decrease in net assets                                               (19,498,868)        (36,746,544)
                Beginning of year                                                            78,530,779         115,277,323
                                                                                        ---------------     ---------------
                End of year*                                                            $    59,031,911     $    78,530,779
                                                                                        ===============     ===============

                *Accumulated investment loss--net                                       $     (316,306)                  --
                                                                                        ===============     ===============

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights


The following per share data and ratios
have been derived from information                                                       Class A
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $    8.13    $    8.46    $    9.66    $    9.12    $    9.56
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .22          .36          .45          .52          .54
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.52)        (.33)       (1.20)          .54        (.44)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.30)          .03        (.75)         1.06          .10
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends:
                   Investment income--net                            --           --        (.34)        (.52)        (.14)
                   Return of capital--net                         (.22)        (.36)        (.11)           --        (.40)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends                                   (.22)        (.36)        (.45)        (.52)        (.54)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.61    $    8.13    $    8.46    $    9.66    $    9.12
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (3.78%)         .52%      (7.92%)       11.99%        1.19%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.40%        1.07%        1.06%         .92%         .96%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            2.79%        4.50%        5.02%        5.57%        5.83%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $   8,815    $  11,517    $  16,776    $  26,289    $  27,522
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              124.66%      221.49%      138.81%      129.20%      699.63%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)


The following per share data and ratios
have been derived from information                                                       Class B
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $    8.13    $    8.47    $    9.66    $    9.12    $    9.56
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .15          .29          .38          .45          .47
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.52)        (.34)       (1.19)          .54        (.44)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.37)        (.05)        (.81)          .99          .03
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends:
                   Investment income--net                            --           --        (.28)        (.45)        (.13)
                   Return of capital--net                         (.15)        (.29)        (.10)           --        (.34)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends                                   (.15)        (.29)        (.38)        (.45)        (.47)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.61    $    8.13    $    8.47    $    9.66    $    9.12
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (4.53%)       (.38%)      (8.53%)       11.13%         .41%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.18%        1.86%        1.84%        1.71%        1.73%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            2.02%        3.71%        4.24%        4.80%        5.07%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  24,148    $  38,426    $  62,822    $ 110,620    $ 160,571
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              124.66%      221.49%      138.81%      129.20%      699.63%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)


The following per share data and ratios
have been derived from information                                                       Class C
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $    8.13    $    8.46    $    9.66    $    9.12    $    9.56
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .15          .29          .37          .45          .46
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.52)        (.33)       (1.20)          .54        (.44)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.37)        (.04)        (.83)          .99          .02
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends:
                   Investment income--net                            --           --        (.28)        (.45)        (.12)
                   Return of capital--net                         (.15)        (.29)        (.09)           --        (.34)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends                                   (.15)        (.29)        (.37)        (.45)        (.46)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.61    $    8.13    $    8.46    $    9.66    $    9.12
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (4.59%)       (.32%)      (8.69%)       11.07%         .33%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.26%        1.91%        1.89%        1.75%        1.82%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            1.89%        3.65%        4.19%        4.74%        4.94%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $     565    $     407    $     785    $   1,848    $   2,284
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              124.66%      221.49%      138.81%      129.20%      699.63%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)


The following per share data and ratios
have been derived from information                                                       Class D
provided in the financial statements.
                                                                             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $    8.13    $    8.46    $    9.66    $    9.11    $    9.55
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .20          .32          .43          .50          .51
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.52)        (.33)       (1.20)          .55        (.44)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.32)        (.01)        (.77)         1.05          .07
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends:
                   Investment income--net                            --           --        (.32)        (.50)        (.13)
                   Return of capital--net                         (.20)        (.32)        (.11)           --        (.38)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends                                   (.20)        (.32)        (.43)        (.50)        (.51)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.61    $    8.13    $    8.46    $    9.66    $    9.11
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              (4.02%)         .27%      (8.15%)       11.84%         .94%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.65%        1.32%        1.31%        1.17%        1.19%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            2.52%        4.25%        4.77%        5.32%        5.66%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  25,504    $  28,181    $  34,894    $  48,724    $  49,813
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              124.66%      221.49%      138.81%      129.20%      699.63%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $932,117 reduction in cost of securities (which in return results in a corresponding $932,117 decrease in undistributed net investment income), based on securities held by the Fund as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $12,033, decrease net unrealized depreciation by $65,419 and decrease net realized capital losses by $854,665. The statement of changes in net assets and financial highlights for prior periods has not been restated to reflect this change in presentation.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft that resulted from management estimates of available cash.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $9,292,360 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $8,688,582 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                             Maintenance        Distribution
                                 Fee                 Fee

Class B                          .25%               .50%
Class C                          .25%               .55%
Class D                          .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                               FAMD              MLPF&S

Class D                        $197              $2,271


For the year ended December 31, 2001, MLPF&S received contingent deferred sales charges of $7,903 and $130 relating to transactions in Class B and Class C Shares, respectively.

For the year ended December 31, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $474 for providing security price quotations to complete the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $16,717 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $81,474,646 and $95,872,842, respectively.

Net realized losses for the year ended December 31, 2001 and net unrealized losses as of December 31, 2001 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Losses

Investments:
   Long-term                       $     470,290      $ (1,446,889)
                                   -------------      -------------
Total investments                        470,290        (1,446,889)
                                   -------------      -------------
Currency transactions:
   Foreign currency
   transactions                      (5,964,913)           (20,987)
   Forward foreign exchange
   contracts                           (157,855)           (40,317)
                                   -------------      -------------
Total currency transactions          (6,122,768)           (61,304)
                                   -------------      -------------
Total                              $ (5,652,478)      $ (1,508,193)
                                   =============      =============


As of December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $1,513,163, of which $801,411 related to appreciated securities and $2,314,574 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $59,799,543.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $14,908,274 and $31,966,031 for the years ended
December 31, 2001 and December 31, 2000, respectively.

Transactions in shares of capital for each class were as follows:



Class A Shares for the Year                               Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                              338,085      $   2,682,717
Shares issued to shareholders
in reinvestment of dividends              15,382            120,121
                                   -------------      -------------
Total issued                             353,467          2,802,838
Shares redeemed                        (611,782)        (4,807,425)
                                   -------------      -------------
Net decrease                           (258,315)      $ (2,004,587)
                                   =============      =============



Class A Shares for the Year                               Dollar
Ended December 31, 2000                   Shares          Amount

Shares sold                              237,764      $   1,920,665
Shares issued to shareholders
in reinvestment of dividends              37,086            298,570
                                   -------------      -------------
Total issued                             274,850          2,219,235
Shares redeemed                        (839,961)        (6,731,278)
                                   -------------      -------------
Net decrease                           (565,111)      $ (4,512,043)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                               83,072      $     656,472
Shares issued to shareholders
in reinvestment of dividends              40,013            313,370
                                   -------------      -------------
Total issued                             123,085            969,842
Automatic conversion of shares         (639,208)        (5,048,243)
Shares redeemed                      (1,037,154)        (8,152,105)
                                   -------------      -------------
Net decrease                         (1,553,277)      $(12,230,506)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended December 31, 2000                   Shares          Amount

Shares sold                              141,392      $   1,148,917
Shares issued to shareholders
in reinvestment of dividends             117,716            949,916
                                   -------------      -------------
Total issued                             259,108          2,098,833
Automatic conversion of shares         (477,463)        (3,829,786)
Shares redeemed                      (2,475,184)       (20,037,127)
                                   -------------      -------------
Net decrease                         (2,693,539)      $(21,768,080)
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                               43,912      $     345,003
Shares issued to shareholders
in reinvestment of dividends                 957              7,485
                                   -------------      -------------
Total issued                              44,869            352,488
Shares redeemed                         (20,684)          (161,855)
                                   -------------      -------------
Net increase                              24,185      $     190,633
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended December 31, 2000                   Shares          Amount

Shares sold                               19,190       $    154,871
Shares issued to shareholders
in reinvestment of dividends               2,128             17,146
                                   -------------      -------------
Total issued                              21,318            172,017
Shares redeemed                         (64,002)          (518,629)
                                   -------------      -------------
Net decrease                            (42,684)      $   (346,612)
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                               36,281      $     282,741
Automatic conversion of shares           639,577          5,048,243
Shares issued to shareholders
in reinvestment of dividends              55,944            437,560
                                   -------------      -------------
Total issued                             731,802          5,768,544
Shares redeemed                        (846,529)        (6,632,358)
                                   -------------      -------------
Net decrease                           (114,727)      $   (863,814)
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended December 31, 2000                   Shares          Amount

Shares sold                               23,375      $     190,124
Automatic conversion of shares           477,719          3,829,786
Shares issued to shareholders
in reinvestment of dividends             102,399            824,380
                                   -------------      -------------
Total issued                             603,493          4,844,290
Shares redeemed                      (1,258,779)       (10,183,586)
                                   -------------      -------------
Net decrease                           (655,286)      $ (5,339,296)
                                   =============      =============




5.Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:


                                      12/31/2001        12/31/2000
Distributions paid from:
   Return of capital               $   1,580,725      $   3,731,999
                                   -------------      -------------
Total taxable distributions        $   1,580,725      $   3,731,999
                                   =============      =============



As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                               --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
                                                    ---------------
Capital loss carryforward                           $ (40,672,248)*
Unrealized losses--net                                (1,825,354)**
                                                    ---------------
Total accumulated losses--net                          (42,497,602)
                                                    ===============


*On December 31, 2001, the Fund had a net capital loss carryforward of approximately $40,672,248, of which $23,790,675 expires in 2002, $10,514,501 expires in 2005, $3,475,027 expires in 2007, $2,499,201 expires in 2008 and $392,844 expires 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities and the deferral of post-October currency losses for tax purposes.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Global Bond Fund for
Investment and Retirement:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2002



IMPORTANT TAX INFORMATION (unaudited)


Of the monthly distributions paid by Merrill Lynch Global Bond
Fund for Investment and Retirement during its taxable year ended December 31, 2001, 100% is characterized as return of capital distributions. The tax reporting treatment of a return of capital distribution is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is nontaxable and will reduce the cost basis of your shares in the Fund.

Please retain this information for your records.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001

OFFICERS AND TRUSTEES


                                                                                                    Number of
                                                                                                    Portfolios     Other
                                                                                                     in Fund     Director-
                        Position(s)     Length                                                       Complex       ships
                            Held       of Time                                                     Overseen by    Held by
Name, Address & Age      with Fund      Served    Principal Occupation(s) During Past 5 Years        Trustee      Trustee
Interested Trustee

Terry K. Glenn*           President    1999 to    Chairman, Americas Region since 2001, and            196          None
800 Scudders Mill Road    and Trustee  present    Executive Vice President since 1983 of
Plainsboro, NJ 08536                              Fund Asset Management ("FAM") and Merrill
Age: 61                                           Lynch Investment Managers L.P. ("MLIM");
                                                  Presidentof FAM Distributors, Inc. ("FAMD")
                                                  since 1986and Director thereof since 1991;
                                                  Executive Vice President and Director of
                                                  Princeton Services, Inc. ("Princeton
                                                  Services") since 1993; President of
                                                  Princeton Administrators, L.P. since
                                                  1988; Director of Financial Data
                                                  Services, Inc., since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited.




                                                                                                    Number of
                                                                                                    Portfolios     Other
                                                                                                     in Fund     Director-
                        Position(s)     Length                                                       Complex       ships
                            Held       of Time                                                     Overseen by    Held by
Name, Address & Age      with Fund     Served*    Principal Occupation(s) During Past 5 Years        Trustee      Trustee
Independent Trustees

Ronald W. Forbes          Trustee      1977 to    Professor Emeritus of Finance, School of             57         None
1400 Washington Avenue                 present    Business, State University of New York at
Albany, NY 12222                                  Albany since 2000; and Professor thereof
Age: 61                                           from 1989 to 2000.


Cynthia A. Montgomery     Trustee      1995 to    Professor, Harvard Business School since 1989.       57         Unum-
Harvard Business School                present                                                                    Provident
Soldiers Field Road                                                                                               Corpora-
Boston, MA 02163                                                                                                  tion;
Age: 49                                                                                                           Newell
                                                                                                                  Rubber-
                                                                                                                  maid Inc.


Charles C. Reilly         Trustee      1990 to    Self-employed financial consultant since 1990.       57         None
9 Hampton Harbor Road                  present
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan             Trustee      1992 to    Founder and currently Director Emeritus of The       57         Charter
127 Commonwealth Avenue                present    Boston University Center for the Advancement                    Education
Chestnut Hill, MA 02467                           of Ethics and Character and Director thereof                    Partner-
Age: 69                                           from 1989 to 1999; Professor from 1982 to 1999                  ship;
                                                  at Boston University.                                           Council
                                                                                                                  for
                                                                                                                  Ethical
                                                                                                                  and
                                                                                                                  Spiritual
                                                                                                                  Education.



Merrill Lynch Global Bond Fund for Investment and Retirement,
December 31, 2001


                                                                                                    Number of
                                                                                                    Portfolios     Other
                                                                                                     in Fund     Director-
                        Position(s)     Length                                                       Complex       ships
                            Held       of Time                                                     Overseen by    Held by
Name, Address & Age      with Fund     Served*    Principal Occupation(s) During Past 5 Years        Trustee      Trustee
Independent Trustees (concluded)

Roscoe S. Suddarth        Trustee      2000 to    Former President, Middle East Institute from         57         None
7403 MacKenzie Court                   present    1995 to 2001.
Bethesda, MD 20817
Age: 66


Richard R. West           Trustee      1978 to    Professor of Finance since 1984, and currently       70         Bowne &
Box 604                                present    Dean Emeritus of New York University Leonard                    Co., Inc.;
Genoa, NV 89411                                   N. Stern School of Business Administration.                     Vornado
Age: 63                                                                                                           Realty
                                                                                                                  Trust;
                                                                                                                  Alexander's
                                                                                                                  Inc.


Edward D. Zinbarg         Trustee      1994 to    Self-employed financial consultant since 1994.       57         None
5 Hardwell Road                        present
Short Hills, NJ 07078-2117
Age: 67


*The Trustee's term is unlimited.




                        Position(s)     Length
                            Held       of Time
Name, Address & Age      with Fund      Served    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke           Vice         Vice       First Vice President of FAM and MLIM since 1997 and the Treasurer there-
P.O. Box 9011             President    President  of since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton, NJ 08543-9011  and          since      since 1999; Vice President of FAMD since 1999; Vice President of FAM and
Age: 41                   Treasurer    1993       MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                       and
                                       Treasurer
                                       since 1999


Gareth Fielding           Senior       2001 to    Director (Global Fixed Income) of the Investment Adviser since 1998;
P.O. Box 9011             Vice         present    Senior Portfolio Manager, J.P. Morgan from 1991 to 1998.
Princeton, NJ 08543-9011  President
Age: 38                   and
                          Portfolio
                          Manager


Phillip S. Gillespie      Secretary    2000 to    First Vice President of MLIM since 2001; Director of MLIM from 1999
P.O. Box 9011                          present    to 2000; Vice President of MLIM in 1999; Attorney associated with the
Princeton, NJ 08543-9011                          Manager and FAM from 1998 to 1999; Assistant General Counsel LGT Asset
                                                  Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the
Age:37                                            Division of Investment Management and the Office of General Counsel at
                                                  the U.S. Securities and Exchange Commission from 1993 to 1997.



Further information about the Fund's Trustees is available in the Fund's Statement of Additional Information, which can be obtainedwithout charge by calling 1-800-MER-FUND.



Custodian

State Street Bank and Trust Company
P.O. Box 351
225 Franklin street
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863